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                                                                 EXHIBIT 10.1(g)

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                                 CONFORMED COPY

     FOURTH AMENDMENT, dated as of June 2, 1994 (this 'Amendment'), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 20, 1991, as amended by the Amendment and Consent dated as of February 25, 1992, the Second Amendment and Consent dated as of May 18, 1992 and the Third Amendment dated as of November 5, 1992 (the 'Credit Agreement'), by and among FIRST BRANDS CORPORATION, a Delaware corporation (the 'Company'), the financial institutions parties thereto (the 'Lenders') and Chemical Bank, a New York banking corporation, as agent for the lenders thereunder (in such capacity, the 'Agent').

                                  WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company; and

     WHEREAS, the Company has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                                  ARTICLE II.
                         AMENDMENTS TO CREDIT AGREEMENT

     1. Amendments to Section 1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definition of 'Termination Date' and substituting in lieu thereof the following definition:

          'Termination Date' shall mean December 31, 1995.

     2. Amendment to Section 7. Subsection 7.3 is hereby amended by deleting said Subsection in its entirety and substituting in lieu thereof the following:

          '7.3 Limitation on Restricted Payments. The Company will not, and will not permit any of its Restricted Subsidiaries to, declare or pay any dividends (other than dividends payable solely in capital stock (excluding any non-perpetual or mandatorily-redeemable preferred stock) of the Company) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of, shares of any class of capital stock of the Company or any stock options or warrants to purchase any such capital stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company (any such declaration, payment-setting apart, purchase, redemption, retirement, acquisition or distribution, a 'Restricted Payment'); provided that so long as no Default or Event of Default shall have occurred and be continuing, or would result therefrom, the Company may make Restricted Payments in an aggregate amount not to exceed $20,000,000 in any fiscal year of the Company, of which an amount not to exceed $10,000,000 in any fiscal year of the Company may be cash dividends on the Company's capital stock.'

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                                  ARTICLE III.
                              CONDITIONS PRECEDENT

     This Amendment shall become effective on the date (the 'Amendment Effective Date') (which date shall be a Business Day) on which all of the following conditions precedent have been satisfied or waived:

          1. This Amendment. The Agent shall have received a copy of the Amendment duly executed by the Company, the Agent, each of the Lenders and each Subsidiary Guarantor.

          2. Borrowing Certificate of the Company. The Agent shall have received, with an executed counterpart for each Lender, a certificate of the Company in substantially the form of Exhibit A, dated the Amendment Effective Date and executed and delivered by a duly authorized officer of the Company;

          3. Corporate Proceedings. The Agent shall have received, with a copy for each Lender, a copy of resolutions in form and substance reasonably satisfactory to the Agent, of the Board of Directors of the Company and each Subsidiary Guarantor authorizing the execution, delivery and performance of this Amendment;

          4. Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, the Credit Agreement, the Notes, the Collateral Documents and the Sale-Leasebacks shall be satisfactory in form and substance to each Lender and the Agent and their counsel.

                                  ARTICLE IV.
                                    GENERAL

     1. Representation and Warranties. To induce the Agent and the Lenders parties hereto to enter into this Amendment, the Company hereby represents and warrants to the Lenders that its representations and warranties contained in
Section 4 of the Credit Agreement are true and correct on and as of the date hereof after giving effect to this Amendment.

     2. Payment of Expenses. The costs and expenses of the Agent in connection with this Amendment, including, without limitation, legal fees and expenses, shall be for the account of the Company.

     3. No Other Amendments Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

     4. Affirmation of Guarantees. Each Guarantor hereby consents to the execution and delivery of this Amendment and reaffirms its obligations under the Guarantee executed by such Guarantor.

     5. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                          FIRST BRANDS CORPORATION

                                          By:      /S/ LEONARD A. DECECCHIS
                                               .................................

                                            TITLE: VICE PRESIDENT AND TREASURER

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                                          CHEMICAL BANK,
                                          as Agent and as a Lender

                                          By:        /S/ ROBERT K. GAYNOR
                                               .................................

                                                   TITLE: VICE PRESIDENT

                                          CREDIT SUISSE

                                          By:         /S/ KRISTINA CATLIN
                                               .................................

                                             TITLE: ASSOCIATE MEMBER OF SENIOR
                                                          MANAGEMENT

                                          By:         /S/ LYNN ALLEGAERT
                                               .................................

                                             TITLE: ASSOCIATE MEMBER OF SENIOR
                                                          MANAGEMENT

                                          BANKERS TRUST COMPANY

                                          By:        /S/ RICHARD L. SOLAR
                                               .................................

                                                  TITLE: MANAGING DIRECTOR

                                          THE TORONTO-DOMINION BANK

                                          By:       /S/ HORACE J. ZONA, III
                                               .................................

                                                      TITLE: DIRECTOR

                                          UNION TRUST

                                          By:       /S/ JOSEPH F. MORRISSEY
                                               .................................

                                                   TITLE: VICE PRESIDENT

                                          NATIONSBANK OF NORTH CAROLINA, N.A.

                                          By:        /S/ M. K. VANDENBERG
                                               .................................

                                                TITLE: SENIOR VICE PRESIDENT

                                          PNC BANK, NATIONAL ASSOCIATION,
                                          formerly known as PITTSBURGH NATIONAL
                                          BANK

                                          By:        /S/ NANCY S. GOLDMAN
                                               .................................

                                                   TITLE: VICE PRESIDENT

                                          ROYAL BANK OF CANADA

                                          By:          /S/ DON CALANCIE
                                               .................................

                                                   TITLE: SENIOR MANAGER

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                                          NATIONAL WESTMINSTER BANK USA

                                          By:        /S/ SUSAN M. O'CONNOR
                                               .................................

                                                TITLE: SENIOR VICE PRESIDENT

                                          LTCB TRUST COMPANY

                                          By:          /S/ NOBORU KUBOTA
                                               .................................

                                                TITLE: SENIOR VICE PRESIDENT

                                          THE BANK OF NEW YORK

                                          By:     /S/ KENNETH B. SNEIDER, JR.
                                               .................................

                                                   TITLE: VICE PRESIDENT

                                          CREDIT LYONNAIS NEW YORK BRANCH

                                          By:         /S/ MARY E. COLLIER
                                               .................................

                                                   TITLE: VICE PRESIDENT

     The following Subsidiary Guarantors hereby consent to and acknowledge this Fourth Amendment to the Credit Agreement:

                                          HIMOLENE INCORPORATED

                                          By:          /S/ T. H. ROWLAND
                                               .................................

                                                      TITLE: PRESIDENT

                                          PAULSBORO PACKAGING, INC.

                                          By:      /S/ LEONARD A. DECECCHIS
                                               .................................

                                                 TITLE: ASSISTANT TREASURER

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